Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-263591) pertaining to the Amended and Restated 2015 Equity Incentive Plan and Amended and Restated 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(2)Registration Statement (Form S-8 No. 333-258077) pertaining to the Amended and Restated 2015 Equity Incentive Plan of TRACON Pharmaceuticals, Inc.,

(3)Registration Statement (Form S-8 No. 333-253546) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(4)Registration Statement (Form S-8 No. 333-236732) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(5)Registration Statement (Form S-8 No. 333-229988) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(6)Registration Statement (Form S-8 No. 333-223333) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(7)Registration Statement (Form S-8 No. 333-216347) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(8)Registration Statement (Form S-8 No. 333-209592) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(9)Registration Statement (Form S-8 No. 333-201808) pertaining to the 2011 Equity Incentive Plan, 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,

(10)Registration Statement (Form S-1 No. 333-239574) of TRACON Pharmaceuticals, Inc.,

(11)Registration Statement (Form S-1 No. 333-234651) of TRACON Pharmaceuticals, Inc.,

(12)Registration Statement (Form S-3 No. 333-263590) of TRACON Pharmaceuticals, Inc.,

(13)Registration Statement (Form S-3 No. 333-248593) of TRACON Pharmaceuticals, Inc., and

(14)Registration Statement (Form S-3 No. 333-224809) of TRACON Pharmaceuticals, Inc.

of our report dated March 8, 2023, with respect to the consolidated financial statements of TRACON Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2022.

/s/ Ernst & Young LLP

San Diego, California

March 8, 2023